                                                                    Exhibit 99.1

           [LETTERHEAD OF WASHINGTON REAL ESTATE INVESTMENT TRUST]

NEWS RELEASE
FOR IMMEDIATE RELEASE                                              July 19, 2001
Page 1 of 9

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
               2nd Quarter 2001 EPS up 18%, FFO Per Share Up 11%

Washington Real Estate Investment Trust (WRIT) reported the following results today:

                                                                 Q2 2001             Q2 2000            % Change
                                                                 -------             -------            --------
Earnings Per Share                                                $0.33               $0.28               17.9%
Funds From Operations Per Share                                   $0.49               $0.44               11.4%
Funds  Available  for  Distribution  Per  Share                   $0.44               $0.33               33.3%

(Details regarding the above amounts are contained in the following pages. All amounts are diluted per share amounts.)

Edmund B. Cronin, Jr., Chairman, President and CEO, stated that, "Commencing this quarter, WRIT is reporting Earnings Per Share, Funds From Operations Per Share and Funds Available for Distribution Per Share in order to allow greater comparability with other public companies and to improve transparency regarding our dividend paying ability. WRIT's earnings growth is due to the excellent performance of recent acquisitions, combined with the strong core portfolio net operating income increase of 8.2%." WRIT's core portfolio excludes properties not owned for the entirety of both periods being compared.

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 58 properties consisting of 10 neighborhood retail centers, 24 office buildings, 15 industrial distribution/flex properties and 9 multifamily properties.

WRIT's streak of 35 consecutive years of increased earnings per share and 28 consecutive years of increased FFO per share growth spans 4 recessions. WRIT's dividends have increased every year for 30 consecutive years. During these 30 years, WRIT's dividends have increased 36 times, a record unmatched by any other publicly traded real estate investment trust. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Certain statements in this press release and the supplemental disclosures attached hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions and changes in general and local economic and real estate market conditions and the timing and pricing of lease transactions.


                                    CONTINUED

FOR IMMEDIATE RELEASE                                              July 19, 2001
Page 2 of 9

                                              WASHINGTON REAL ESTATE INVESTMENT TRUST
                                                       FINANCIAL HIGHLIGHTS
                                               (in thousands except per share data)

                                                        Quarter Ended June 30,                    Six Months Ended June 30,
                                                        ----------------------                    -------------------------
OPERATING RESULTS                                     2001                 2000                  2001                   2000
----------------------------------------------- ------------------  -------------------  ---------------------   -------------------
Real estate rental revenue                            $    37,418          $    33,350      $     72,743           $     65,205
Real estate expenses                                      (10,756)              (9,633)          (20,991)               (18,971)
                                                ------------------  -------------------  ---------------------   -------------------
                                                           26,662               23,717            51,752                 46,234
Real estate depreciation and amortization                  (6,680)              (5,624)          (12,894)               (11,054)
                                                ------------------  -------------------  ---------------------   -------------------
Income from real estate                               $    19,982          $    18,093            38,858           $     35,180

Other income                                                  750                  242               949                    391
Interest expense                                           (6,771)              (6,311)          (13,447)               (12,402)
General and administrative                                 (1,567)              (2,061)           (3,239)                (3,843)
                                                ------------------  -------------------  ---------------------   -------------------

Income before gain on sale of real estate             $    12,394          $     9,963      $     23,121           $     19,326

Gain on sale of real estate                                     0                    0                 0                  1,498
                                                ------------------  -------------------  ---------------------   -------------------

Net Income                                            $    12,394          $     9,963      $     23,121           $     20,824
                                                ==================  ===================  =====================   ===================

Gain on Sale of Real Estate                                     0                    0                 0                 (1,498)
Divestiture Sharing Distribution                             (515)                   0              (515)                     0
Real Estate depreciation and amortization                   6,680                5,624            12,894                 11,054

                                                ------------------  -------------------  ---------------------   -------------------

Funds From Operations                                 $    18,559          $    15,587      $     35,500           $     30,380
                                                ==================  ===================  =====================   ===================

Tenant Improvements                                          (851)                (974)           (1,789)                (2,440)
Recurring Capital Improvements                             (1,075)              (2,239)           (2,780)                (3,642)
Leasing Commissions Capitalized                              (223)                (411)             (513)                  (999)
Straight Line Rents, Net of Reserve                          (642)                (762)           (1,276)                (1,122)
Non Real Estate Depreciation                                  453                  451               910                    866
Divestiture Sharing Distribution                              515                    0               515                      0
                                                ------------------  -------------------  ---------------------   -------------------

Funds Available for Distribution                      $    16,736          $    11,652      $     30,567           $     23,043
                                                ==================  ===================  =====================   ===================

Per Share Data
--------------



Income before gain on real estate  (Basic)            $      0.33          $      0.28      $      0.63            $       0.54

                                   (Diluted)          $      0.33          $      0.28      $      0.63            $       0.54

Net Income                         (Basic)            $      0.33          $      0.28      $      0.63            $       0.58

                                   (Diluted)          $      0.33          $      0.28      $      0.63            $       0.58

Funds From Operations              (Basic)            $      0.49          $      0.44      $      0.97            $       0.85

                                   (Diluted)          $      0.49          $      0.44      $      0.96            $       0.85

Funds Available for Distribution   (Basic)            $      0.44          $      0.33      $      0.83            $       0.64

                                   (Diluted)          $      0.44          $      0.33      $      0.82            $       0.64

Dividends paid                                        $    0.3325          $    0.3125      $    0.6450            $     0.6050

Weighted average shares outstanding                    37,667,843           35,733,793       36,727,848              35,733,793
Fully diluted weighted average shares                  38,071,916           35,810,460       37,118,178              35,810,460
outstanding

                                   CONTINUED

Washington Real Estate Investment Trust
Q2 2001 Supplemental Disclosures
Page 3 of 9



                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                          CONSOLIDATED BALANCE SHEETS
                   (in thousands, except per share amounts)

                                                                                           June 30,       December 31,
                                                                                             2001             2000
                                                                                          ----------     --------------
Assets
     Real estate, at cost                                                                  $ 748,951      $     698,513
     Accumulated depreciation                                                               (112,757)          (100,906)
                                                                                          ----------     --------------
                  Total investment in real estate, net                                       636,194            597,607
     Cash and cash equivalents                                                                22,445              6,426
     Rents and other receivables, net of allowance for doubtful accounts of $2,146
       and $1,743, respectively                                                               11,982              9,796
     Prepaid expenses and other assets                                                        17,764             19,587
                                                                                          ----------     --------------
                  Total assets                                                             $ 688,385      $     633,416
                                                                                          ==========     ==============
Liabilities and shareholders' equity
     Accounts payable and other liabilities                                                $  14,660      $      13,048
     Advance rents                                                                             3,256              3,270
     Tenant security deposits                                                                  6,108              5,624
     Mortgage notes payable                                                                   85,851             86,260
     Notes payable                                                                           265,000            265,000
                                                                                          ----------     --------------
                  Total liabilities                                                          374,875            373,202
                                                                                          ----------     --------------

Minority interest                                                                              1,584              1,558
                                                                                          ----------     --------------

Shareholders' equity
     Shares of beneficial interest, $.01 par value; 100,000 shares authorized: 38,329
       and 35,740 shares issued and outstanding, respectively                                    383                357
     Additional paid in capital                                                              311,543            258,299
                                                                                          ----------     --------------
                  Total shareholders' equity                                                 311,926            258,656
                                                                                          ----------     --------------
                  Total liabilities and shareholders' equity                               $ 688,385      $     633,416
                                                                                          ==========     ==============

                                    CONTINUED

Washington Real Estate Investment Trust
Q2 2001 Supplemental Disclosures
Page 4 of 9


WRIT's FFO Per Share Growth has averaged 540 basis points greater than the REIT
-------------------------------------------------------------------------------
Industry average over the last 8 quarters
-----------------------------------------

As reflected in the following graph WRIT's FFO per share growth, as compared to the corresponding quarter in the preceding calendar year, continues to significantly outperform the industry.


                  WRIT vs. REIT Industry FFO Per Share Growth
                             Over Last 8 Quarters

                                   [GRAPH]

                                              REIT
                             WRIT             INDUSTRY
                             ----             --------
Q3 1999                      11.8%            8.2%
Q4 1999                      13.6%            7.9%
Q1 2000                      12.2%            8.4%
Q2 2000                      10.6%            8.5%
Q3 2000                      15.8%            7.9%
Q4 2000                      15.0%            7.5%
Q1 2001                      12.5%            6.9%
Q2 2001                      14.6%            N/A
Average                      13.3%            7.9%

*WRIT growth is shown excluding accounting change to straight-line rents in Q4 1999. Were straight line rents to be included, WRIT's average growth would be higher.

**REIT Industry data for Q3 1999 - Q1 2001 is actual FFO per share growth per Credit Suisse First Boston Equity REIT Research. Q2 2001 Industry data is not yet available and therefore the industry average is the average over Q3 1999 - Q1 2001.

Core Portfolio Operating Income (NOI) Growth and Rental Rate Growth - Q2 2001
-----------------------------------------------------------------------------
vs. Q2 2000
-----------

                             Including Straight Line Rents    Excluding Straight Line Rents
                             -----------------------------    -----------------------------
                                               Rental Rate                      Rental Rate
   Sector                   NOI Growth              Growth     NOI Growth            Growth
   ------                   ----------              ------     ----------            ------
Apartments                         6.5%                8.4%           7.2%              8.4%
Office Buildings                   5.8%                2.9%           6.8%              4.4%
Retail Centers                    10.0%                7.0%           9.1%              6.8%
Industrial/Flex Centers           16.4%                4.6%          16.4%              5.0%
                                  -----                ----          -----              ----

Overall Core Portfolio             8.2%                4.8%           8.7%              5.6%

Core portfolio operating expenses increased 4.3% in Q2 2001 vs. Q2 2000.


                                   CONTINUED

Washington Real Estate Investment Trust
Q2 2001 Supplemental Disclosures
Page 5 of 9

Core Portfolio & Overall Occupancy Levels By Sector
--------------------------------------------------

                                     Core Portfolio           All Properties
                                ------------------------------------------------
                                   2nd QTR     2nd QTR      2nd QTR      2nd QTR
Sector                              2001        2000          2001         2000
------                              ----        ----          ----         ----

Apartments                          94.6%       97.2%         94.6%        97.2%
Office Buildings                    98.1%       97.0%         98.2%        96.9%
Retail Centers                      95.0%       94.4%         95.0%        94.3%
Industrial/Flex Centers             99.1%       96.7%         99.1%        96.9%
                                    -----       -----         -----        -----

Overall Portfolio                   97.1%       96.7%         97.2%        96.6%

WRIT's Core Portfolio NOI Growth has averaged 200 basis points greater than the
-------------------------------------------------------------------------------
REIT Industry average over the last 8 quarters
----------------------------------------------

As reflected in the following graph WRIT's core portfolio NOI growth, as compared to the corresponding quarter in the preceding calendar year, continues to significantly outperform the industry.


                            WRIT vs. REIT Industry
                           Core Portfolio NOI Growth
                             Over Last 8 Quarters

                                   [GRAPH]

                                              REIT
                             WRIT             INDUSTRY
                             ----             --------
Q3 1999                       6.8%            5.4%
Q4 1999                       7.4%            5.6%
Q1 2000                       9.3%            6.2%
Q2 2000                       7.4%            6.3%
Q3 2000                      10.4%            6.8%
Q4 2000                       8.2%            6.8%
Q1 2001                       7.5%            6.1%
Q2 2001                       8.7%            N/A
Average                       8.2%            6.2%

*WRIT growth is shown excluding accounting change to straight-line rents in Q4 1999. Were straight line rents to be included, WRIT's average growth would be higher.


**REIT Industry Same Store NOI growth data is per Salomon Smith Barney Equity REIT Research. Q2 2001 Industry data is not yet available and therefore the industry average is the average over Q3 1999 - Q1 2001.


                                    CONTINUED

Washington Real Estate Investment Trust
Q2 2001 Supplemental Disclosures
Page 6 of 9

Straight Line Rents
-------------------

The following disclosure is provided to improve comparability between Q2 2001 and prior quarters (all amounts except per share amounts are in $000's):

                                             Including Straight Line         Excluding Straight Line
                                                      Rents                           Rents
                                           -------------------------------------------------------------------------
                                                 2nd QTR        2nd QTR           2nd QTR       2nd QTR
                                                    2001           2000              2001          2000
                                                    ----           ----              ----          ----
Straight Line Rent, Net                              642            762               N/A           N/A
FFO                                               18,559         15,587            17,917        14,825
FFO Per Share                                     $0.493        $ 0.436           $ 0.476       $ 0.415
Nominal FFO Per Share Growth                       12.95%                           14.65%
Unrounded FFO Per Share Growth                     11.36%                           14.63%
Core Portfolio Operating Income
(NOI) Growth                                         8.2%         _____               8.7%



Q2 2001 Commercial Leasing Activity
-----------------------------------

In Q2 2001, WRIT executed leases for 189,000 square feet of commercial space at a weighted average increase over the prior rent in place of 20.2% on a cash basis and 28.0% on a straight line basis. Details by sector are as follows:

                                        Cash Basis          Cash Basis
                                          Previous              New          Cash Basis         Straight Line
                                                                             ----------         -------------
Sector                Square Feet       Face Rent           Face Rent        % Increase         % Increase
------                -----------       ---------           ---------        ----------         ----------
Office                 85,265           $22.42              $25.66           15.3%              23.5%
Retail                 43,425            12.43               17.52           40.9%              46.5%
Industrial/Flex        60,257             6.31                7.26           15.5%              23.6%
                      -----------       ---------           ---------        ----------         ----------

Overall               188,947           $14.99              $18.02           20.2%              28.0%

                      Avg Term          Avg Tenant
Sector                (Years)           Imp/SF
------                -------           ------

Office                3.4               $ 3.49
Retail                5.6                10.64
Industrial/Flex       3.2                  .02
                      -------           ------

Overall               3.9               $ 4.03

                                   CONTINUED

Washington Real Estate Investment Trust
Q2 2001 Supplemental Disclosures
Page 7 of 9

Acquisitions
------------

One Central Plaza located at 11300 Rockville Pike (Route 355) in North Bethesda, Maryland was acquired for $44.4 million on April 19, 2001. One Central Plaza is a twelve-story building containing 274,000 rentable square feet of office space on eight levels and 763 parking spaces on a four-level parking garage. The building was 100% leased at June 30, 2001. At a purchase price of $162 per square foot, the building was acquired at a substantial discount to replacement cost.

WRIT expects this acquisition to produce a first year return on investment of 10.4% on a cash basis and 11.0% on a GAAP basis. From 2001 through 2004, expiring leases average only 8% of the building's square footage per year. However, as the rents in these leases average 24% below current market rents, the cash return on investment is projected to grow to 11.7% over this period.

One Central Plaza, built in 1974, is a landmark on Rockville Pike in the heart of Montgomery County, Maryland. The property is located directly across from the entrance to White Flint Mall and two blocks south of the White Flint Metro Station. Leasing and operational synergies are anticipated at One Central Plaza as WRIT now owns eight office buildings containing a total of 1.1 million square feet in the 17 million square foot North Bethesda/Rockville submarket.

Dispositions
------------

None


Equity Offering
---------------

On April 24, 2001 WRIT completed a public offering of 2,535,000 Shares of Beneficial Interest priced at $22.15 per share. The 2,535,000 shares included 235,000 shares issued pursuant to the exercise of the underwiter's overallottment option. Merrill Lynch & Co., Inc., Credit Suisse First Boston, A.G. Edwards & Sons, Inc., Legg Mason Wood Walker, Inc., and BB&T Capital Markets co-managed the offering.

The $53,000,000 net proceeds from the sale of the shares were used to repay $43,000,000 in borrowings under the Trust's lines of credit related to WRIT's acquisition of One Central Plaza on April 19, 2001. The balance has been invested in marketable securities with the intent to be utilized for the acquisition of income-producing properties, to expand and/or renovate presently owned properties and for general corporate purposes.

                                   CONTINUED

Washington Real Estate Investment Trust
Q2 2001 Supplemental Disclosures
Page 8 of 9

Capital Improvements Summary
----------------------------

During Q2 2001, WRIT invested $2.3 million in real estate capital improvements. A breakdown of these improvements is as follows (in 000's):


Accretive Capital Improvements
          Acquisition Related                    $  326
          Expansions & Major Renovations             --
          Tenant Improvements                       851
                                                  -----
Total Accretive Capital Improvements              1,177
          Recurring Capital Improvements          1,075
                                                  -----
Total Capital Improvements                       $2,252
Leasing Commissions Capitalized                  $  223



June 30, 2001 Debt Summary
--------------------------

At June 30, 2001, WRIT's debt was as follows (in $millions):



                                      Wtd Avg            Wtd Avg
                          Amount   Maturity (Yrs)     Interest Rate
                          ------   --------------     -------------

Secured                  $  85.9              6.3              7.5%

Senior Notes & MTNs      $ 265.0              8.6              7.4%
                          ------------------------------------------

Subtotal                 $ 350.9              8.0              7.4%
Lines of Credit*         $     0
                          ------------------------------------------

Total Debt               $ 350.9              8.0              7.4%



*WRIT's Lines of Credit total $75 million of capacity at LIBOR+ 70bp.

No more than $60 million of debt matures in any one year and less than $1 million matures in each year until 2003.

Supplemental Debt Information at June 30, 2001
----------------------------------------------

Debt to Total Market Capitalization:  28.6%

Earnings to Fixed Charges Ratio:      3.62x

Debt Service Coverage Ratio:          3.62x


                                    CONTINUED


Washington Real Estate Investment Trust

Q2 2001 Supplemental Disclosures
Page 9 of 9

REIT Industry Issues
--------------------

In light of recent issues raised in the REIT industry, WRIT makes the following disclosures:

   1. WRIT has no non-income producing land held for development and no construction in process.
   2. WRIT has only one theatre lease in its portfolio. This lease runs through 6/30/02 at rent that WRIT estimates to be less than 1/3 of current market rent.
   3.  WRIT has no capital investments in technology ventures or companies.



Conference Call Information
---------------------------

WRIT will conduct a Conference Call to discuss 2nd Quarter Earnings on Friday, July 20, 2001 at 11:00 A.M. EasternTime. Conference Call access information is as follows:

           USA Toll Free Number:                       888-391-6583
           International Toll Number:                  312-470-0017
           Pass Code:                                  Washington REIT
           Conference Leader:                          Mr. Larry Finger

A replay of the Conference Call will be available for two weeks, commencing one hour after the Conference Call and concluding on August 3, 2001 at 5:00 P.M. Eastern Time. Instant Replay access information is as follows:

           USA Toll Free Number:                       888-568-0361
           International Toll Number:                  402-530-7904

A live on-demand webcast of the Conference Call will also be available on WRIT's website at www.writ.com. An on-line playback of the webcast will be available at
           ------------
www.writ.com for 30 days following the Conference Call.
------------


                                      END